AMENDMENT NUMBER 1
                                     TO THE
                          U.S.B. HOLDING COMPANY, INC.
              EMPLOYEE STOCK OWNERSHIP PLAN WITH 401(k) PROVISIONS

      U.S.B. Holding Company, Inc and Union State Bank, a corporation organized and operating under the laws of the state of Delaware and a banking association, hereby adopt the following amendments to the U.S.B. Holding Company, Inc. Employee Stock Ownership Plan with 401(k) Provisions ("Plan") as a condition to the issuance of an IRS Favorable Determination Letter dated January 27, 1995:

      1. The third paragraph in Section 1 of the Plan is hereby deleted and replaced with the following language:

      "The Plan, hereby adopted effective as of January 1, 1989, is a restatement, amendment, and consolidation of the U.S.B. Holding Company, Inc. Profit Sharing and Thrift Plan and the U.S.B. Holding Company, Inc. Employee Stock Ownership Plan, both effective January 1, 1985. The Plan is a stock bonus plan containing Section 401(k) features that is intended to qualify under Section 401(a) of the Internal Revenue Code. The Plan is also designed to be an employee stock ownership plan under Section 4975
      (e)(7) of the Code.

      2. The definition of "Adjusted Compensation" in Section 2 of the Plan is hereby amended to add the following definition:

      "In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Adjusted Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Adjusted Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.


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            For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

            If Adjusted Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Adjusted Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.."

      3. The definition of "Compensation" in Section 2 of the Plan is hereby amended to add the following definition:

      "In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

            For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

            If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.."


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

      4. The definition of "Eligible Retirement Plan" in Section 2 of the Plan is hereby deleted and replaced with the following language:

      "An individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity."

      5. Section 22(e) of the Plan is hereby deleted and replaced with the following language:

      "(e) For Plan Years beginning before January 1, 1994, including such years in which the Plan is "top-heavy", Compensation of each Employee for purposes of the Plan shall not take into account any amount in excess of $200,000, as adjusted for increases in the cost of living pursuant to
      Section 416(d)(2) of the Code. For Plan Years beginning on or after January 1, 1994, including such years in which the Plan is "top-heavy", Compensation of each Employee for purposes of the Plan shall not take into account any amount in excess of $150,000, as adjusted for increases in the cost of living pursuant to Section 416(d)(2) of the Code

      IN WITNESS WHEREOF, the undersigned, a duly authorized officer of U.S.B. Holding Company, Inc. and Union State Bank hereby adopt this Amendment Number 1 to the Union State Bank Employee Stock Ownership Plan with 401(k) Provisions on this 1st day of February, 1995.

                                        U.S.B. HOLDING COMPANY, INC.

                                        By /s/ James B. White
                                           -------------------------------------

                                        As Its: Executive V.P./Chief Financial
                                                Officer
                                                --------------------------------


                                        UNION STATE BANK

                                        By /s/ James B. White
                                           -------------------------------------

                                        As Its: Executive V.P./Chief Financial
                                                Officer
                                                --------------------------------


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